                                                                   Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report
     --------------------------------------------
     CASE NAME: Flight One Logistics, Inc.
     --------------------------------------------    ACCRUAL BASIS

     --------------------------------------------
     CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96
     --------------------------------------------

     --------------------------------------------
     JUDGE: Barbara J. Houser
     --------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: APRIL 30, 2001

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE  PARTY:
     /s/ Drew Keith                                               Chief Financial Officer
     -------------------------------------------            -----------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                               TITLE


     Drew Keith                                                          5/21/01
     -------------------------------------------            -----------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                     DATE

     PREPARER:

     /s/ Jessica L. Wilson                                       Chief Accounting Officer
     -------------------------------------------            -----------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                        TITLE

     Jessica L. Wilson                                                   5/21/01
     -------------------------------------------            -----------------------------------
     PRINTED NAME OF PREPARER                                              DATE

-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      -------------------------------------------
      CASE NAME: Flight One Logistics, Inc.                 ACCRUAL BASIS-1
      -------------------------------------------
      -------------------------------------------
      CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
      -------------------------------------------


      -------------------------------------------

      COMPARATIVE BALANCE SHEET

      -----------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE            MONTH             MONTH              MONTH
                                                               --------------------------------------------------------
      ASSETS                                      AMOUNT          April 2001
      -----------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                            $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                              $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                               $     0             $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                                    $20,742                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                                    $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                             $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                             $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                      $39,149             $   444                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                     $39,149             $21,186                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                                  $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                     $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                $     0             $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                            $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                   $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                          $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                             $39,149             $21,186                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                             $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                            $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                 $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                          $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                  $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                                 $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                                $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                                              ($16,740)                $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                          $     0                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES            $     0            ($16,740)                $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                        $     0            ($16,740)                $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      EQUITY
      -----------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                   $38,956                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                             ($1,030)                $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
      -----------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                             $     0             $37,926                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                           $     0             $21,186                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
                                                                                    Monthly Operating Report

      -------------------------------------------------------------
      CASE NAME: Flight One Logistics, Inc.                                    ACCRUAL BASIS-2
      -------------------------------------------------------------
      -------------------------------------------------------------
      CASE NUMBER: 400-42069-BJH                                                    02/13/95, RWD, 2/96
      -------------------------------------------------------------
      ---------------------------------------------
      INCOME STATEMENT
      ----------------------------------------------------------------------------------------------------------------
                                                        MONTH           MONTH            MONTH           QUARTER
                                                   --------------------------------------------------
      REVENUES                                       April 2001                                           TOTAL
      ----------------------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES                                        $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      2.   LESS: RETURNS & DISCOUNTS                            $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      3.   NET REVENUE                                          $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ----------------------------------------------------------------------------------------------------------------
      4.   MATERIAL                                             $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      5.   DIRECT LABOR                                         $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      6.   DIRECT OVERHEAD                                      $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      7.   TOTAL COST OF GOODS SOLD                             $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      8.   GROSS PROFIT                                         $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      9.   OFFICER / INSIDER COMPENSATION                       $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      10.  SELLING & MARKETING                                  $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      11.  GENERAL & ADMINISTRATIVE                             $0               $0              $30              $30
      ----------------------------------------------------------------------------------------------------------------
      12.  RENT & LEASE                                         $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      13.  OTHER (ATTACH LIST)                                  $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      14.  TOTAL OPERATING EXPENSES                             $0               $0              $ 0              $30
      ----------------------------------------------------------------------------------------------------------------
      15.  INCOME BEFORE NON-OPERATING
           INCOME & EXPENSE                                     $0               $0              $ 0             ($30)
      ----------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      16.  NON-OPERATING INCOME (ATT. LIST)                     $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      17.  NON-OPERATING EXPENSE (ATT. LIST)                    $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      18.  INTEREST EXPENSE                                     $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      19.  DEPRECIATION / DEPLETION                             $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      20.  AMORTIZATION                                         $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      21.  OTHER (ATTACH LIST)                                  $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      22.  NET OTHER INCOME & EXPENSES                          $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ----------------------------------------------------------------------------------------------------------------
      23.  PROFESSIONAL FEES                                    $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      24.  U.S. TRUSTEE FEES                                    $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      25.  OTHER (ATTACH LIST)                                  $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      26.  TOTAL REORGANIZATION EXPENSES                        $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      27.  INCOME TAX                                           $0               $0              $ 0              $ 0
      ----------------------------------------------------------------------------------------------------------------
      28.  NET PROFIT (LOSS)                                    $0               $0              $ 0             ($30)
      ================================================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                              Monthly Operating Report

      -------------------------------------------------------
      CASE NAME: Flight One Logistics, Inc.                              ACCRUAL BASIS-3
      -------------------------------------------------------
      -------------------------------------------------------
      CASE NUMBER: 400-42069-BJH                                              02/13/95, RWD, 2/96
      -------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                           MONTH           MONTH            MONTH          QUARTER
                                             -------------------------------------------------
      DISBURSEMENTS                            April 2001                                          TOTAL
      ---------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                       $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ---------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                      $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ---------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                     $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                    $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                        $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ---------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                  $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                  $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                             $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                    $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                  $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                            $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ---------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                     $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                              $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                   $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                       $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      16. UTILITIES                                       $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      17. INSURANCE                                       $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                             $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      20. TRAVEL                                          $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                   $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                           $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                        $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                     $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                             $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                   $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                               $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                               $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                             $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                   $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                             $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                   $0               $0              $0               $0
      ---------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                             $0               $0              $0               $0
      =========================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                      Monthly Operating Report
      ---------------------------------------------------------------
      CASE NAME: Flight One Logistics, Inc.                                       ACCRUAL BASIS-4
      ---------------------------------------------------------------

      ---------------------------------------------------------------
      CASE NUMBER: 400-42069-BJH                                                      02/13/95, RWD, 2/96
      ---------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE          MONTH            MONTH           MONTH
                                                                     --------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                          AMOUNT         April 2001
      -----------------------------------------------------------------------------------------------------------------
      1.    0-30                                                              $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    31-60                                                             $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    61-90                                                             $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    91+                                                               $20,742              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                             $0          $20,742              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                   $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                             $0          $20,742              $0               $0
      -----------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------

      AGING OF POSTPETITION TAXES AND PAYABLES                                 MONTH:   April 2001
                                                                                      ---------------------------------
      -----------------------------------------------------------------------------------------------------------------
                                          0-30            31-60           61-90             91+
      TAXES PAYABLE                       DAYS            DAYS             DAYS            DAYS            TOTAL
      -----------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                               $0              $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    STATE                                 $0              $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                 $0              $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                   $0              $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE                   $0              $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                      $0              $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------

      STATUS OF POSTPETITION TAXES                                             MONTH:   April 2001
                                                                                      ---------------------------------
      -----------------------------------------------------------------------------------------------------------------
                                                        BEGINNING         AMOUNT                           ENDING
                                                           TAX        WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                          LIABILITY*       0R ACCRUED         PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                         $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                       $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                       $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                          $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                   $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                   $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      -----------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                           $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      9.    SALES                                                 $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                          $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                         $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                     $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                   $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                                   $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                           $0          $     0              $0               $0
      -----------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Monthly Operating Report

      --------------------------------------------------------------
      CASE NAME: Flight One Logistics, Inc.                                      ACCRUAL BASIS-5
      --------------------------------------------------------------
      --------------------------------------------------------------
      CASE NUMBER: 400-42069-BJH                                                     02/13/95, RWD, 2/96
      --------------------------------------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
      Attach additional sheets if necessary.

                                                             MONTH:    April 2001
                                                                    ---------------------------------------------------
      ---------------------------------------------
      BANK RECONCILIATIONS
                                                      Account #1       Account #2       Account #3
      -----------------------------------------------------------------------------------------------------------------
      A.          BANK:                                  N/A
      --------------------------------------------------------------------------------------------------
      B.          ACCOUNT NUMBER:                        N/A                                               TOTAL
      --------------------------------------------------------------------------------------------------
      C.          PURPOSE (TYPE):                        N/A
      -----------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                           $0
      -----------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                     $0
      -----------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                         $0
      -----------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                              $0
      -----------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                          $0               $0               $0               $0
      -----------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
      -----------------------------------------------------------------------------------------------------------------

      ---------------------------------------------
      INVESTMENT ACCOUNTS

      -----------------------------------------------------------------------------------------------------------------
                                                       DATE OF          TYPE OF          PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                      PURCHASE        INSTRUMENT         PRICE            VALUE
      -----------------------------------------------------------------------------------------------------------------
      7.    N/A
      -----------------------------------------------------------------------------------------------------------------
      8.    N/A
      -----------------------------------------------------------------------------------------------------------------
      9.    N/A
      -----------------------------------------------------------------------------------------------------------------
      10.   N/A
      -----------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                      $0               $0
      -----------------------------------------------------------------------------------------------------------------

      ---------------------------------------------
      CASH

      -----------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                        $0
      -----------------------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                               $0
      -----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                     Monthly Operating Report

     ---------------------------------------------------
     CASE NAME: Flight One Logistics, Inc.                      ACCRUAL BASIS-6
     ---------------------------------------------------

     ---------------------------------------------------
     CASE NUMBER: 400-42069-BJH                                      02/13/95, RWD, 2/96
     ---------------------------------------------------

                                                                     MONTH:        April 2001
                                                                     ---------------------------

     ---------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ---------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------
                                INSIDERS
     ----------------------------------------------------------------
                              TYPE OF         AMOUNT     TOTAL PAID
                 NAME         PAYMENT          PAID       TO DATE
     ----------------------------------------------------------------
     1. N/A
     ----------------------------------------------------------------
     2. N/A
     ----------------------------------------------------------------
     3. N/A
     ----------------------------------------------------------------
     4. N/A
     ----------------------------------------------------------------
     5. N/A
     ----------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                                  $0           $0
     ----------------------------------------------------------------

     -------------------------------------------------------------------------------------------
                                           PROFESSIONALS

     -------------------------------------------------------------------------------------------
                           DATE OF COURT                                              TOTAL
                         ORDER AUTHORIZING    AMOUNT       AMOUNT     TOTAL PAID     INCURRED
        NAME                  PAYMENT        APPROVED       PAID        TO DATE     & UNPAID *
     -------------------------------------------------------------------------------------------
     1. N/A

     -------------------------------------------------------------------------------------------
     2. N/A

     -------------------------------------------------------------------------------------------
     3. N/A

     -------------------------------------------------------------------------------------------
     4. N/A

     -------------------------------------------------------------------------------------------
     5. N/A

     -------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                             $0           $0            $0           $0
     -------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ---------------------------------------------------------------------------

     ------------------------------------------------------------------------------
                                            SCHEDULED     AMOUNTS
                                             MONTHLY        PAID         TOTAL
                                             PAYMENTS      DURING       UNPAID
               NAME OF CREDITOR                DUE         MONTH     POSTPETITION
     ------------------------------------------------------------------------------
     1. N/A

     ------------------------------------------------------------------------------
     2. N/A

     ------------------------------------------------------------------------------
     3. N/A

     ------------------------------------------------------------------------------
     4. N/A

     ------------------------------------------------------------------------------
     5. N/A

     ------------------------------------------------------------------------------
     6. TOTAL                                        $0           $0            $0
     ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Monthly Operating Report

       -----------------------------------------------------------------------
       CASE NAME: Flight One Logistics, Inc.                                        ACCRUAL  BASIS-7
       -----------------------------------------------------------------------

       -----------------------------------------------------------------------
       CASE NUMBER: 400-42069-BJH                                                         02/13/95, RWD, 2/96
       -----------------------------------------------------------------------

                                                                                    MONTH: April 2001
                                                                                           ----------------------------


       -------------------------------------
       QUESTIONNAIRE
       ----------------------------------------------------------------------------------------------------------------
                                                                                               YES            NO
       ----------------------------------------------------------------------------------------------------------------
       1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                              X
       ----------------------------------------------------------------------------------------------------------------
       2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                        X
       ----------------------------------------------------------------------------------------------------------------
       3.   ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE  FROM RELATED PARTIES?                                                                 X
       ----------------------------------------------------------------------------------------------------------------
       4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                            X
       ----------------------------------------------------------------------------------------------------------------
       5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                            X
       ----------------------------------------------------------------------------------------------------------------
       6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                      X
       ----------------------------------------------------------------------------------------------------------------
       7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                                         X
       ----------------------------------------------------------------------------------------------------------------
       8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                  X
       ----------------------------------------------------------------------------------------------------------------
       9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                        X
       ----------------------------------------------------------------------------------------------------------------
       10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                                       X
       ----------------------------------------------------------------------------------------------------------------
       11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                                 X
       ----------------------------------------------------------------------------------------------------------------
       12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                   X
       ----------------------------------------------------------------------------------------------------------------

       IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------


       -------------------------------------
       INSURANCE
       ----------------------------------------------------------------------------------------------------------------
                                                                                               YES            NO
       ----------------------------------------------------------------------------------------------------------------
       1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                                                          X
       ----------------------------------------------------------------------------------------------------------------
       2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                            X
       ----------------------------------------------------------------------------------------------------------------
       3.   PLEASE ITEMIZE POLICIES BELOW.
       ----------------------------------------------------------------------------------------------------------------

       IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

       This is a non-operating entity. There are no assets or employees with which to cover with insurance.
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT PAYMENTS
       ----------------------------------------------------------------------------------------------------------------
                 TYPE  OF                                                                        PAYMENT AMOUNT
                  POLICY                     CARRIER              PERIOD COVERED                   & FREQUENCY
       ----------------------------------------------------------------------------------------------------------------
            N/A
       ----------------------------------------------------------------------------------------------------------------
            N/A
       ----------------------------------------------------------------------------------------------------------------
            N/A
       ----------------------------------------------------------------------------------------------------------------
            N/A
       ----------------------------------------------------------------------------------------------------------------
            N/A
       ----------------------------------------------------------------------------------------------------------------
            N/A
       ----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
CASE  NAME: Flight One Logistics, Inc.                FOOTNOTES SUPPLEMENT
------------------------------------------------------

------------------------------------------------------
CASE  NUMBER: 400-42069-BJH                               ACCRUAL BASIS
------------------------------------------------------

                                                MONTH:       April 2001
                                                      -------------------------

------------------------------------------------------------------------------------------
 ACCRUAL BASIS     LINE
  FORM NUMBER     NUMBER                   FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------
     6                     All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------
                            Company are disbursed out of Kitty Hawk, Inc.
------------------------------------------------------------------------------------------
                           (Parent Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
    General                This is a non-operating Company.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
      4             6      All assessments of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------
                            at Kitty Hawk, Inc. Refer to Case #400-
------------------------------------------------------------------------------------------
                            42141. All reserves are recorded at Inc. and pushed
------------------------------------------------------------------------------------------
                            down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------
      3            28      All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                        April 2001


8.   OTHER (ATTACH LIST)        $            444 Reported
                                -----------------
      Intercompany Receivables               444 Detail
                                -----------------
                                             -   Difference